UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2012 (March 21, 2012)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                        Regulation FD Disclosure.

On March 22, 2012, HCP, Inc., a Maryland corporation (the “Company”), announced that it will redeem all 4,000,000 outstanding shares of its 7.25% Series E Cumulative Redeemable Preferred Stock (NYSE: HCPPRE) and all 7,820,000 outstanding shares of its 7.10% Series F Cumulative Redeemable Preferred Stock (NYSE: HCPPRF) (the “Redemption”) on April 23, 2012 (the “Redemption Date”).  The shares of Series E and Series F Preferred Stock (together, the “Preferred Stock”) will be redeemed at a redemption price of $25.00 per share, representing $295.5 million in aggregate, plus all accrued and unpaid dividends to the Redemption Date.  The Company previously announced on January 26, 2012 that the dividend on each series of Preferred Stock will be paid separately on March 30, 2012 to stockholders of record on March 15, 2012.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99.1 hereto, is being furnished to, and shall not be deemed filed with, the Securities and Exchange Commission (“SEC”) nor shall such information be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 8.01                        Other Events.

On March 21, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”) relating to the issuance and sale pursuant to an underwritten public offering (the “Offering”) of 9,000,000 shares of the Company’s common stock (the “Shares”).  The Underwriter also has an option to purchase up to 1,350,000 additional shares of common stock, exercisable within 30 days of the date of the Underwriting Agreement.  The Company anticipates that $295.5 million of the proceeds from the Offering will be used in connection with the Redemption and the remaining proceeds will be used for general corporate purposes.  On March 27, 2012, the Company completed the Offering relating to the Shares.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release announcing the pricing of the Offering is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                         Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc., dated March 21, 2012.
5.1	Opinion of Ballard Spahr LLP regarding the legality of the shares in the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Text of the Press Release, dated March 22, 2012 (regarding the Redemption). *
99.2	Text of the Press Release, dated March 22, 2012 (regarding the Offering).
99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (333-161721).

*                                         Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 hereto and shall not be deemed filed with the SEC, nor shall such exhibit be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 27, 2012

HCP, Inc.

By:	/s/ Timothy M. Schoen

Timothy M. Schoen,
Executive Vice President -
Chief Financial Officer

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc., dated March 21, 2012.
5.1	Opinion of Ballard Spahr LLP regarding the legality of the shares in the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Text of the Press Release, dated March 22, 2012 (regarding the Redemption). *
99.2	Text of the Press Release, dated March 22, 2012 (regarding the Offering).
99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (333-161721).

*                                         Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 hereto and shall not be deemed filed with the SEC, nor shall such exhibit be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.